SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 29, 2005

BECOMING ART INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51125	APPLIED FOR
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Technology Drive
Building H, Irvine, California 92618
(Address of Principal Executive Offices)

(949) 341-0050
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Oxford Merger

Set forth below is a brief description of the material provisions of the Agreement and Plan of Merger entered into by the parties described below (the “Oxford Merger”). For a complete recitation of all provisions of the Agreement and Plan of Merger for the Oxford Merger, please see the entire text of the Agreement and Plan of Merger attached hereto.

Effective June 29, 2005, Oxford Media Acquisition Corp. (“Oxford Merger Sub”), a Delaware corporation and newly formed wholly-owned subsidiary of Becoming Art Inc. (the “Company” or “Registrant”) entered into and executed an Agreement and Plan of Merger (the “Oxford Merger Agreement”) with Oxford Media Corp., a Delaware corporation (“Oxford”) in which, among other things:

(a)  Oxford acquired and assumed all of the assets, business, obligations, and liabilities of Oxford Merger Sub, as provided for and qualified herein;

(b)  each issued and outstanding share of common stock of Oxford was converted into shares of common stock of the Company in accordance with the provisions of the Oxford Merger Agreement;

(c)  each issued and outstanding share of common stock of Oxford Merger Sub was converted into shares of common stock of Oxford in accordance with the provisions of the Oxford Merger Agreement;

(d)  Oxford Merger Sub disappeared and cease to be an active corporation; and

(e)  Oxford became a direct, wholly-owned subsidiary of the Company.

Basic Transaction. On and subject to the terms and conditions of the Oxford Merger Agreement, and pursuant to Delaware Law, Oxford Merger Sub was merged with and into Oxford (the “Oxford Merger”). Immediately following the Oxford Merger, the corporate existence of Oxford Merger Sub ceased and Oxford continued as the surviving corporation (Oxford is therefore sometimes referred to herein as the Surviving Corporation). Surviving Corporation succeeded to and assumed all of the rights and obligations of Oxford Merger Sub in accordance with Delaware Law.

Effects of the Oxford Merger.

1.  General.  The Oxford Merger became legally effective at the time Oxford and Oxford Merger Sub filed a Certificate of Oxford Merger (the “Certificate of Oxford Merger”) with the Secretary of State of the State of Delaware, June 29, 2005, which was the “Oxford Effective Date” under the Oxford Merger Agreement.

2. Certificate of Incorporation. The Certificate of Incorporation of Oxford in effect at and as of the Oxford Effective Date remains the Certificate of Incorporation of Surviving Corporation after the Oxford Effective Date without any further modification or amendment (the “Oxford Certificate”).

3.  Bylaws. The Bylaws of Oxford in effect at and as of the Oxford Effective Date remain the Bylaws of the Surviving Corporation without any further modification or amendment (the “Bylaws”).

4.  Directors and Officers of Oxford. Each and every one of the directors and officers of Oxford in office at and as of the Oxford Effective Date retain their respective positions as of an on the Oxford Effective Date, and they shall serve until their respective successors are duly elected or appointed and qualified.

5.  Directors and Officers of the Company. In accordance with the Oxford Merger Agreement:

(a)  Immediately prior to the Oxford Effective Date the directors of the Company have taken all necessary action to remove all officers of the Company and designate and appoint the individuals noted in Exhibits to the Oxford Merger Agreement to assume the respective officer positions as of and at the Oxford Effective Date.

(b)  Immediately prior to the Oxford Effective Date the directors of the Company have taken all necessary action to: (1) appoint as directors those individuals listed in the Oxford Merger Agreement; and, (2) accept resignations from all other directors of the Oxford, with said resignations and appointments to be effective as provided by federal law following the filing of the appropriate forms with the Securities and Exchange Commission and taking such actions as required thereof.

(c)  The new directors and officers of the Company shall retain their respective positions until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

6.  Conversion of Oxford Merger Sub Stock. Subject to the terms and conditions of the Oxford Merger Agreement, at the Oxford Effective Date, by virtue of the Oxford Merger and without any further action on the part of the Parties, each share of Oxford Merger Sub Stock issued and outstanding immediately prior to the Oxford Effective Date was converted into and became one (1) validly issued, fully paid, and non-assessable share of Oxford Common Stock.

7.  Conversion of Oxford Common Stock. Upon the terms and subject to the conditions of the Oxford Merger Agreement, at the Oxford Effective Date, by virtue of the Oxford Merger and without any action on the part of Oxford Merger Sub, Oxford, or the holders of any of the following securities, the following occurred:

(a)  Conversion of Shares. Each share of Oxford Common Stock issued and outstanding immediately prior to the Oxford Effective Date (other than any shares of Oxford Common Stock to be canceled pursuant to the Oxford Merger Agreement), and any Dissenting Shares were canceled and extinguished and automatically converted into the right to receive, upon surrender of the certificate(s) representing such Oxford Common Stock in the manner provided in the Oxford

Merger Agreement one (1) duly authorized, validly issued, fully paid, and non-assessable shares of the Company Common Stock. All such shares of Oxford Common Stock are no longer outstanding and are cancelled and retired and have ceased to exist.

(c)  Cancellation of Treasury and the Company-Owned Shares. All Oxford Common Stock held by Oxford or owned by Oxford Merger Sub, the Company, or any direct or indirect wholly-owned subsidiary of Oxford or of the Company immediately prior to the Oxford Effective Date were canceled and extinguished without any conversion thereof.

(d)  Fractional Shares. No fraction of a share of the Company Common Stock was issued by virtue of the Oxford Merger, but in lieu thereof each holder of shares of Oxford Common Stock who would otherwise be entitled to a fraction of a share of the Company Common Stock (after aggregating all fractional shares of the Company Common Stock that otherwise would be received by such holder) received a total number of the Company Common Stock rounded down to the closest whole number.

8.  Stock Options; Employee Stock Purchase Plans. At the Oxford Effective Date, by virtue of the Oxford Merger and without any action on the part of any holder of outstanding options to purchase Oxford Common Stock (the “Oxford Stock Options”), each Oxford Stock Option, whether vested or unvested, and all stock option plans or other equity-related plans or agreements, including but not limited to warrants and convertible notes of Oxford (the “Oxford Stock Plans”), insofar as they relate to Oxford Stock Options, were assumed by the Company and the Oxford Stock Options became an option to acquire shares of the Company Common Stock, on the same terms and conditions as were applicable under the Oxford Stock Option immediately prior to the Oxford Effective Date, except that: (a) such assumed Oxford Stock Option shall be exercisable for that number of whole shares of the Company Common Stock equal to the product (rounded down to the nearest whole number of shares of the Company Common Stock) obtained by multiplying the number of shares of Oxford Common Stock issuable upon the exercise of such Oxford Stock Option immediately prior to the Effective Time by the conversion ratio referenced in the Oxford Merger Agreement; and, (b) the per share exercise price for the shares of the Company Common Stock issuable upon exercise of such assumed Oxford Stock Options shall be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing the exercise price per share of the Oxford Common Stock for which the Oxford Stock Option was exercisable immediately prior to the Effective Time by the conversion ratio referenced in the Oxford Merger Agreement.

9.  The Company Shares. Each share of the Company Common Stock issued and outstanding at and as of the Oxford Effective Date remains issued and outstanding.

10.  Tax-Free Reorganization. The Parties designed the Oxford Merger so as to be treated as a tax free plan of reorganization under Section 368(a) of the Code.

Description of Oxford and its Business

Oxford Media Corp. (“Oxford”) was organized as a Delaware corporation in January 1999. Oxford is a developer of Private Broadband Networks (“PBN”) which enables Oxford to provide the following services: low-cost broadband Internet access and video and audio content on demand and on a Pay-Per-View basis. Oxford is currently in the process seeking to acquire digital video on demand companies. Oxford has acquired eMod Systems, Inc. (“eMod”), a digital solutions company concentrating on the secure high quality distribution of digital video content to the hotel industry. Oxford has also entered into a letter of intent to acquire SkyPath Satellite Systems, Inc. (“SkyPath”), a provider of free to guest television to the hotel industry. The SkyPath acquisition is expected to be finalized in the 3rd quarter of 2005.

Oxford provides proprietary digital file server technology to Multi Dwelling Units (MDU), and hospitality properties for the cost effective delivery of Video On Demand (VOD). Oxford then deploys a hybrid fiber/wireless network utilizing a new wireless distribution technology (“WiMAX”) to deploy the wireless PBN for full high definition delivery of content and broadband Internet access to the surrounding consumer base. Oxford MDU and Hospitality customers subsidize the deployment and share the revenues derived from the services offered by this network, creating residual revenues from local consumers based within the networks' reach.

Oxford Company has designed its proprietary system to support a wide variety of convenient services for business and consumer use in the immediate area, accessible to the hotel’s installed system. Oxford’s early installations will be located in smaller rural markets, under-served by broadband and cable access. Utilizing the roof tops of our existing hospitality customers systems which provide the foundation for deployment. Oxford will install WiMAX antennas broadcasting video and other services to businesses and homes within the range of the Oxford wireless Private Broadband Network (PBN). Oxford’s high speed wireless, two-way digital communications capability enables us to provide interactive services which will improve customer satisfaction and help lower operating costs. These value-added services help Oxford’s cable partners improve their service to their guests, building customer loyalty while controlling costs.

Oxford’s Wireless PBN features include:

1.	Remote wireless high-speed Internet
2.	Video on Demand for the home or business
3.	Dedicated broadcast entertainment
4.	Incremental revenue from business and vacation travelers
5.	Direct billing to users credit card account

Oxford’s wireless PBN will allow customers within a 30 mile range of each wireless antenna to access the Internet at speeds 10 to 20 times faster than existing broadband offerings. This will allow access to other services such as VOD. Movies being delivered on the Oxford PBN are of the highest quality from broadcast to High Definition. To the consumer it looks as if the content is being delivered over the Internet, but in reality the content is distributed to Oxford media servers through the same satellite network utilized to distribute the content to the media servers located in the MDU or Hospitality property.

The rollout of wireless PBN for television opens up a connection between television and the Internet. This combination can lead to powerful new applications with interesting possibilities of great commercial potential, placing a video store, music store and game store on-line in the community and providing broadband access to it is a new concept.

CBC Merger

Set forth below is a brief description of the material provisions of the Agreement and Plan of Merger entered into by the parties described below (the “CBC Merger”). For a complete recitation of all provisions of the Agreement and Plan of Merger, please see the entire text of the Agreement and Plan of Merger attached hereto.

Effective July 6, 2005, CBC Acquisition Corp. (“CBC Merger Sub”), a California corporation and a wholly-owned subsidiary of the Company, entered into an Agreement and Plan of Merger (the “CBC Merger Agreement”) with Creative Business Concepts, Inc., a California corporation (“CBC”) in which, among other things:

(a)  CBC will acquire and assume all of the assets, business, obligations, and liabilities of CBC Merger Sub, as provided for and qualified herein;

(b)  each issued and outstanding share of common stock of CBC will be converted into shares of common stock of the Company in accordance with the provisions of the CBC Merger Agreement;

(c)  each issued and outstanding share of common stock of CBC Merger Sub will be converted into shares of common stock of CBC in accordance with the provisions of the CBC Merger Agreement;

(d)  CBC Merger Sub will disappear and cease to be an active corporation; and

(e)  CBC will become a direct, wholly-owned subsidiary of the Company.

Basic Transaction. On and subject to the terms and conditions of the CBC Merger Agreement, and pursuant to California Law, CBC Merger Sub will be merged with and into CBC (the “CBC Merger”). Immediately following the CBC Merger, the corporate existence of CBC Merger Sub ceased and CBC continued as the surviving corporation (CBC is therefore sometimes referred to herein as the Surviving Corporation). Surviving Corporation will succeed to and assumed all of the rights and obligations of CBC Merger Sub in accordance with California Law.

Effects of the CBC Merger.

1.  General. The CBC Merger will become legally effective (the “CBC Effective Date”) upon approval of the CBC shareholders and the filing with the Secretary of State of the State California the following documents: (i) Agreement of CBC Merger; (ii) Certificate of Approval of Agreement of CBC Merger of Company; (iii) Certificate of Approval of Agreement of CBC; and, (iv) Certificate of Approval of Agreement of CBC Merger of CBC Merger Sub, all expected to occur on or about July 29, 2005.

2.  Certificate of Incorporation. The Articles of Incorporation of CBC in effect at and as of the CBC Effective Date shall remain the Articles of Incorporation of Surviving Corporation after the CBC Effective Date without any further modification or amendment (the “Articles”).

3.  Bylaws. The Bylaws of CBC in effect at and as of the CBC Effective Date shall remain the Bylaws of the Surviving Corporation without any further modification or amendment (the “Bylaws”).

4.  Directors and Officers of CBC. Each and every one of the directors and officers of CBC in office at and as of the CBC Effective Date will retain their respective position(s) as of an on the CBC Effective Date, and they shall serve until their respective successors are duly elected or appointed and qualified.

5.  Directors and Officers of the Company. The directors and officers of the Company immediately prior to the CBC Effective Date will retain their respective positions but only up to and until said positions are changed and effective as a result of corporate action or SEC Filings, as appropriate.

6.  Conversion of CBC Merger Sub Stock. Subject to the terms and conditions of the CBC Merger Agreement, at the CBC Effective Date, by virtue of the CBC Merger and without any further action on the part of the Parties, each share of CBC Merger Sub Stock issued and outstanding immediately prior to the CBC Effective Date will be converted into and become one (1) validly issued, fully paid, and non-assessable share of CBC Common Stock.

7.  Conversion of CBC Common Stock. Upon the terms and subject to the conditions of the CBC Merger Agreement, at the CBC Effective Date, by virtue of the CBC Merger and without any action on the part of CBC Merger Sub, CBC, or the holders of any of the following securities, the following will occur:

(a)  Conversion of Shares. Each share of CBC Common Stock issued and outstanding immediately prior to the CBC Effective Date (other than any shares of CBC Common Stock to be canceled pursuant to the CBC Merger Agreement), and any Dissenting Shares will be canceled and extinguished and automatically converted into the right to receive, upon surrender of the certificate(s) representing such CBC Common Stock in the manner provided in the CBC Merger Agreement one (1) duly authorized, validly issued, fully paid, and non-assessable shares of the Company Common Stock. All such shares of CBC Common Stock will no longer be outstanding and will be cancelled and retired and cease to exist.

(c)  Cancellation of Treasury and the Company-Owned Shares. All CBC Common Stock held by CBC or owned by CBC Merger Sub, the Company, or any direct or indirect wholly-owned subsidiary of CBC or of the Company immediately prior to the CBC Effective Date will be canceled and extinguished without any conversion thereof.

(d)  Fractional Shares. No fraction of a share of the Company Common Stock will be issued by virtue of the CBC Merger, but in lieu thereof each holder of shares of CBC Common Stock who would otherwise be entitled to a fraction of a share of the Company Common Stock (after aggregating all fractional shares of the Company Common Stock that otherwise would be received by such holder) will receive a total number of the Company Common Stock rounded down to the closest whole number.

8.  Stock Options; Employee Stock Purchase Plans. At the CBC Effective Date, by virtue of the CBC Merger and without any action on the part of any holder of outstanding options to purchase CBC Common Stock (the “CBC Stock Options”), each CBC Stock Option, whether vested or unvested, and all stock option plans or other equity-related plans or agreements, including but not limited to warrants and convertible notes of CBC (the “CBC Stock Plans”), insofar as they relate to CBC Stock Options, will be assumed by the Company and the CBC Stock Options will become an option to acquire shares of the Company Common Stock, on the same terms and conditions as were applicable under the CBC Stock Option immediately prior to the CBC Effective Date, except that: (a) such assumed CBC Stock Option shall be exercisable for that number of whole shares of the Company Common Stock equal to the product (rounded down to the nearest whole number of shares of the Company Common Stock) obtained by multiplying the number of shares of CBC Common Stock issuable upon the exercise of such CBC Stock Option immediately prior to the Effective Time by the conversion ratio referenced in the CBC Merger Agreement; and, (b) the per share exercise price for the shares of the Company Common Stock issuable upon exercise of such assumed CBC Stock Options shall be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing the exercise price per share of the CBC Common Stock for which the CBC Stock Option was exercisable immediately prior to the Effective Time by the conversion ratio referenced in the CBC Merger Agreement.

9.  The Company Shares. Each share of the Company Common Stock issued and outstanding at and as of the CBC Effective Date will remain issued and outstanding.

10.  Tax-Free Reorganization. The Parties designed the CBC Merger so as to be treated as a tax free plan of reorganization under Section 368(a) of the Code.

Description of CBC and It’s Business

CBC was formed in 1989 as a result of a need for businesses to communicate more efficiently with both their clients and employees. CBC is a wireless and business systems provider specializing in WiFi/WiMAX, Security, IT Integration, and Telecom. As part of these offering of services, CBC designs and installs specialty communication systems for data, voice, video, and telecom. It determines its clients’ requirements by doing a needs analysis and site audit; then implements a design and specification of the specialty communication system with the deployment of a fixed Wireless Local Area Network, or WLAN. The company is headquartered in Orange County’s High Tech corridor, at One Technology Drive, Building H, Irvine, California, 92618.

Backed by over 16 years of experience, CBC creates, maintains, manages, and secures the wireless or installed IT systems of its customers. CBC currently focuses on the following four major areas that progressive companies are addressing to maximize their Information Technology strength and enhance their performance:

1.  IT SECURITY, Protecting Client Company’s information from unauthorized access.

2. IT INTEGRATION, Making certain that client IT systems are performing to specifications and working as ordered.

3. TELECOM, a carrier neutral telemanagement consultant and reseller focused on assisting corporations, small, medium and large with all of their voice, data and IP needs.

4. WI-FI and WIMAX, Point to multipoint wireless networks up to 40 miles.

Other Information

1.  Further Financial and Business Information Regarding Oxford and CBC

The Company shall provide further information regarding Oxford and CBC and the respective business activities and financial results for each in a further filing within 60 days of this filing. Unaudited pro forma financial information with Oxford, CBC and their related acquisitions are attached as Exhibit 99.3 hereto.

2.  Sale and Cancellation of Certain Shares Related to the Merger

In relation to the Oxford and CBC Mergers, certain of the existing shareholders, holding a majority of the issued and outstanding shares of the Company have agreed pending completion of certain conditions and satisfaction of certain contingencies contained in two escrow arrangements to sell or cancel their shares. Information regarding this transaction will be provided following completion of these escrows and satisfaction of all contingencies.

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Items 1.01 and 5.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.02.

In the manner described above, the Company issued 5,878,336 shares of common stock in the Oxford Merger and expects to issue an additional 5,192,500 upon the CBC Effective Date, as defined above, in connection with the CBC Merger. The Company issued the shares in the Oxford Merger and expects to issue shares in the CBC Merger pursuant to the general exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(2).

Also in the manner described above, the Company issued warrants and options to purchase 375,000 shares of the Company’s common stock (250,000 shares at $1.00 per share and 125,000 shares at $3.00 per share) as a result of the Oxford Merger and expects to issue warrants and options to purchase 320,000 shares of the Company's common stock at $2.00 per share as a result of the CBC Merger.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

The information set forth under Items 1.01 and 3.02 of this current report on Form 8-K is hereby incorporated by reference into this Item 5.01.

Change in Control

On June 29, 2005, the Oxford Merger Agreement closed. As part of the Agreement, all 5,878,336 shares of Oxford common stock issued and outstanding were cancelled and automatically converted into shares of Common Stock of the Company on a one for one basis. In a transaction related to the plan of merger, Mr. Mike Hanson and Mr. Clark McFadden, sole officers and directors of the Company, agreed to cancel and deliver their 4,000,000 and 3,000,000 shares, respectively, to the Company’s treasury, for the total sum and consideration of $100,000. This transaction is currently held in escrow and is not complete, pending satisfaction of the CBC Effective Date, as described above, in connection with the CBC Merger.

With the cancellation and return of the 7 million shares held by Mr. Hanson and Mr. McFadden, Oxford may be considered to "control" the Company going forward.

Mr. Mike Hanson and Mr. Clark McFadden have resigned as the Company’s sole officers. Thomas Hemingway, David Noyes, and T. Richard Hutt have been appointed as the Company’s new officers, assuming the positions of Chief Executive Officer, Chief Financial Officer, and Secretary, respectively, as of and on June 29, 2005. Mr. Mike Hanson has also resigned as the Company’s sole director pending effectiveness of the Information Statement contained in the Company’s Schedule 14F-1 (filed with the Securities and Exchange Commission on July 8, 2005 and any amendments thereto), and Messrs. Hemingway and Hutt have been appointed to the board of directors. The changes to the Registrant’s board of directors were effective ten days after the delivery of the original 14f Information Statement to the Registrant’s shareholders, on or about July 18, 2005. Subsequently, comments from the Securities and Exchange Commission prompted an amended filing and supplemental mailing of the 14f.

Security Ownership of Certain Beneficial Owners and Management Following the Oxford Merger

The following table sets forth information regarding the beneficial ownership of our shares of common stock on June 29, 2005, following the Oxford Merger Agreement, by: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (ii) each of our current and proposed directors; (iii) each of our executive officers; and (iv) all current and proposed directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common Stock	Thomas Hemingway CEO and Director	1,000,000	6.34%
Common Stock	T. Richard Hutt Secretary and Director	500,000	3.17%
Common Stock	David Noyes CFO	500,000	3.17%
Common Stock	All executive officers and directors as a group (see above)	9,000,000(2)	57.10%

1 Based on 15,762,886 shares outstanding as of June 29, 2005.
2 This includes the 7 million shares Mr. Mike Hanson and Mr. Clark McFadden agreed to cancel and deliver to the Registrant’s treasury, for the total sum and consideration of $100,000. These shares are currently held in escrow pending effectiveness of the CBC Merger Agreement, expected to occur on July 29, 2005, upon the fulfillment of certain contingencies contained in the agreement.

Arrangements Or Understandings With Respect to Election of Directors

Prior to resigning as directors for the Company, the old board of directors appointed the new board of directors, Messrs. Hemingway and Hutt, until an annual meeting of the shareholders could be held to elect directors. There is no independent nominating committee of the Company, and Messrs. Hemingway and Hutt will be offering themselves as nominees for directors to be determined at the next annual meeting to be held on July 29, 2005.

SECTION 6 - ASSET BACKED SECURITIES

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

10.1	Agreement and Plan of Merger (Oxford Merger)*

10.2	Agreement and Plan of Merger (CBC Merger)*

      99.3 Unaudited Pro Form Financial Information*

       * filed in July 8, 2005 Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECOMING ART INC.

/s/  Thomas C. Hemingway
       Thomas C. Hemingway, Chief Executive Officer

Date:  July 25, 2005